SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                      /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/X/  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                             QUAKER INVESTMENT TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE

                           THE QUAKER INVESTMENT TRUST
                       OFFERING THE QUAKER FAMILY OF FUNDS

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                           QUAKER LARGE-CAP VALUE FUND

                           TO BE HELD ON MAY 10, 2001

To the Shareholders of the Quaker Large-Cap Value Fund:

     The Quaker Investment Trust (the "Trust") is holding a special meeting (the "Meeting") of the Shareholders of the Quaker Large-Cap Value Fund, a series of the Quaker Family of Funds, on Thursday, May 10, 2001 at 10:00 a.m., Eastern Time. The meeting will be held at the Trust's offices, located at 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482.

     The Trust is a Massachusetts business trust, operating as a registered management investment company. The Trust has authorized the division of its shares into various series (each a "Fund" and together the "Funds")and currently offers shares of the nine Funds to the public, including the Quaker Large-Cap Value Fund. This proxy applies only to shareholders of the Quaker Large-Cap Value Fund.

     The meeting is being held for the following purposes:

     1. To obtain shareholder approval of the Board's decision to close the Fund, wind up the Fund's affairs, and distribute the Fund's net assets to shareholders of record entitled to receive those assets; and

     2. To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of the Quaker Large-Cap Value Fund as of the close of business on March 31, 2001. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting, please call the Trust at 1-800-220-8888 to inform them. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope.

     PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Trustees,

                                        /s/ Jeffry H. King
                                        -----------------------------------
                                        JEFFRY H. KING
                                        Chairman

April 27, 2001

                          THE QUAKER INVESTMENT TRUST
                      OFFERING THE QUAKER FAMILY OF FUNDS

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482
                             Toll Free: 800-220-8888

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                              DATED APRIL 27, 2001
--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                           QUAKER LARGE-CAP VALUE FUND

                           TO BE HELD ON MAY 10, 2001

WHAT IS HAPPENING?

     The Board of Trustees (the "Board") of the Quaker Investment Trust (the "Trust") has voted to call a special meeting of all shareholders of the Quaker Large-Cap Value Fund (the "Fund"). The meeting will be held at the Trust's offices, located at 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Wednesday, February 7, 2001. If you expect to attend the meeting in person, please call the Trust at 1-800-220-8888 to inform them of your intentions.

WHAT ITEMS OF TRUST BUSINESS AM I BEING ASKED TO VOTE ON?

     For shareholders of the Quaker Large-Cap Value Fund only, the Board is asking you to approve its decision to close the Fund, wind up its affairs, and distribute the Fund's net assets to shareholders of record entitled to receive such distributions..

AM I ELIGIBLE TO VOTE?

     If you were the record owner of any shares of the Quaker Large-Cap Value Fund as of the close of business on March 31, 2001 (the "Record Date"), then you are eligible to vote on the sole proposal. The number of shares for each class of shares outstanding for the Fund as of the Record Date is listed in Appendix A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

HOW DO I VOTE?

     VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the meeting. Returning your proxy card will not affect your right to attend the Meeting and vote.

     The Board has named Linda Coyne and David Ganley as proxies, and their names appear on your proxy card(s). By signing your proxy card(s) and returning it, you are appointing those persons to vote for you at the Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the Meeting, one of the appointed proxies will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the meeting other than the proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's secretary in writing, before the meeting, that you have revoked your proxy, at the following address: Ms. Laurie Keyes, The Quaker Investment Trust, 1288 Valley Forge Road, Valley Forge, PA 19482.

     VOTING IN PERSON

     If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the meeting. If you attend the meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote "For" the sole proposal described in this proxy statement.

WHAT IS A QUORUM AND WHY IS IT IMPORTANT?

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust's Agreement and Declaration of Trust requires that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. In order for there to be a quorum for the Meeting, a majority of the shares entitled to vote of the Quaker Large-Cap Value Fund must be present, in person or by proxy, on the day of the Meeting.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against the proposal.

WHAT IS THE VOTE NECESSARY TO APPROVE THE PROPOSAL?

     The following table describes the votes needed to approve the Proposal:

--------------------------------------------------------------------------------
                PROPOSAL                   NUMBER OF SHARES REQUIRED TO APPROVE;
--------------------------------------------------------------------------------
1.   Approving the closure of the          The affirmative vote of a majority of
     Fund, the winding up of its           the  shares  entitled  to vote of the
     affairs, and the distribution of      Quaker Large-Cap Value Fund.
     net assets to eligible
     shareholders.
--------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of
     (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

CAN THE MEETING BE ADJOURNED?

     The appointed proxies may propose to adjourn the meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the meeting, the affirmative vote of a majority of the shares present at the meeting, in person or by proxy, is required to approve such proposal.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

     The Trust is paying the costs of the shareholder meeting and proxy solicitation.

WHO DO I CALL IF I HAVE QUESTIONS?

     Please call the Trust at 1-800-220-8888 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report and/or unaudited semi-annual report. Simply call the Trust to request a copy of either report.

--------------------------------------------------------------------------------

PROPOSAL # 1. CLOSURE OF THE QUAKER LARGE-CAP VALUE FUND

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     Only shareholders of record (as of March 31, 2001) of the Quaker Large-Cap Value Fund vote for this proposal.

WHAT IS HAPPENING?

     On October 31, 2000, Compu-Val Investments, the former sub-investment advisor to the Quaker Large-Cap Value Fund ("Compu-Val"), resigned its position as sub-advisor to the Fund. Compu-Val resigned because the assets of the Fund had not increased sufficiently to make managing the fund a profitable venture, and because Compu-Val's investment performance for the Fund had fallen below expectations. The Board of Trustees of the Fund (the "Board"), after thoughtful consideration and consultation with Quaker Management Corp. ("QMC"), the Fund's investment advisor, decided that it would be in the best interests of the shareholders of the Fund to find a new sub-investment advisor to replace Compu-Val.

     QMC, at the Board's request, engaged in a search to find a new sub-advisor for the Fund, and after interviewing a number of potential replacements, submitted Windrose Capital Management, Inc. to the Board for its consideration.

     On December 6, 2000, the Board met to consider, among other matters, a new sub-investment advisor for the Fund, and after full deliberation, selected Windrose Capital Management ("Windrose") to serve in that capacity. The Board then called a special meeting of the shareholders of the Fund in order to seek their approval of Windrose as the new sub-advisor to the Fund.

     On  February  7,  2001,  the  special  meeting  of  shareholders  was held.
     Unfortunately, the meeting had to be adjourned as to the Fund because a quorum of voters was not present. Despite repeated adjournments since February 7, and the Trust's best efforts to obtain a quorum, the Trust has been unsuccessful at obtaining the quorum necessary to resolve the issue of a new sub-advisor.

     On February 8, 2001, the Board met to discuss option for the Fund in the event that a quorum of voters could not be had to approve Windrose. After much deliberation, the Board decided that the best option for the Fund would be to close it and wind up its affairs.

BOARD OF TRUSTEES EVALUATION

     At a regular meeting of the Board on February 8, 2001, the Board discussed its options with respect to the resignation of Compu-Val and the failure of the Fund to obtain a quorum of voters to approve the engagement of Windrose. During the discussions relating to the Fund, management reported that the Fund had lost a significant percentage of its assets due to redemptions relating to the Compu-Val resignation, and without formal approval of its engagement, Windrose was unwilling to commit significant assets to the Fund. Accordingly, because of the Fund's lack of asset strength and the existence of large ongoing expenses, it would be very likely that the Fund's performance would be negatively affected. The Board was further informed that, if the Fund remained open without a significant increase in assets, the Fund's expense ratio would increase dramatically, all to the serious detriment of existing shareholders. Accordingly, management advised the Board that, in their opinion, the Fund was in an untenable position to continue operating and recommended that the Board close the Fund.

     The Board then considered the steps necessary to close the Fund. Counsel to the Fund informed the Board of its responsibilities and requirements for closing the Fund. The Board was informed that certain information and documents must be filed under both state and federal law in order to close a mutual fund. In addition, the Trust's governing documents required a consenting vote of shareholders in any fund to be closed.

     In addition, counsel to the Fund and the independent Trustees prepared and distributed an analysis of the Board's fiduciary obligations. The Trustees discussed the recommendations of management and reviewed their fiduciary obligations. There was extended discussion of, and questioning about, the Fund's future options and the ability of the Trust to continue. As a result of their investigation and discussions, at its meeting on February 6, 2001, the Board voted to close the Fund and to recommend closure to the shareholders of the Fund for their approval.

     During its deliberations, the Board consulted the Trust's independent auditor in its analysis of the Fund's financial status and other aspects of the Fund to help evaluate the potential effects of various Board actions upon the Fund and the Trust. Throughout the review process the independent Trustees had the assistance of legal counsel. The Board reviewed draft financial reports pertaining to the Fund, and received reports from management concerning the effects on the Fund's NAV resulting from the ongoing expenses of the Fund.

     As a result of their investigation and consideration of the Fund's status and the options available to the Fund, at its meeting on January 13, 1999, the Board voted to close the Fund, wind up its affairs, and distribute the net assets of the Fund to all shareholders of record, and to recommend its decision to the shareholders of the Fund for their approval.

WHAT HAPPENS IF THE FUND'S SHAREHOLDERS DO NOT APPROVE THE FUND'S CLOSURE?

     You should be aware that the Board will not attempt to engage another sub-advisor or continue to solicit new assets into the Fund. As a result, all the expenses incurred by the Fund, which are significant, will be borne by the Fund's existing shareholders. As a result, the value of your investment in the Fund will be very negatively affected. As shareholders redeem their shares going forward, the effect on remaining shareholders will be even worse. If the shareholders do not approve the Fund's closure, it is very likely that the value of your investment in the Fund will eventually be completely depleted.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

     ---------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Declaration Distributors, Inc. ("DDI") 555 North Lane, Suite 6160, Conshohocken, PA 19428, is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. DDI has been providing underwriting services to the Funds of the Trust since October, 1998.

     DDI is paid a flat fee of $20,000, annually, by the Trust for its services to the Funds of the Trust. DDI generally retains commissions on sales of Fund shares when such sales are not effected by an outside broker, dealer or financial professional. DDI receives the same commissions as any other broker with whom the Trust has entered into a selling agreement.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

     Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Trust.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Each Advisor and Sub-Advisor, in effecting purchases and sales of portfolio securities for the account of the Fund, is responsible for insuring that such purchases and sales are effected in accordance with the Trust's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisors may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Advisor and the Sub-Advisors, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisors' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisors may give consideration to those firms that have sold or are selling shares of the Trust, as well as to those firms that provide market, statistical and other research information to the Trust, the Advisor and to the Sub-Advisors. The Advisor and the Sub-Advisors are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

     The Advisor and the Sub-Advisors may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to the Advisor and/or the Sub-Advisors a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if the Advisor and/or the Sub-Advisors determine(s) in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor's and/or the Sub-Advisors' overall responsibilities to the Funds or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Advisor and/or Sub-Advisors and its/their subsidiaries. In addition, the investment management fee paid by the Fund to the Advisor is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

     As a Massachusetts Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

OWNERSHIP OF FUND SHARES BY TRUSTEES AND OFFICERS

     As of March 31, 2001, no Trustee, director or officer of the Trust or any advisor or sub-advisor to the Trust owned 5% or more of either the Quaker Large-Cap Value Fund.

FINANCIAL STATEMENTS

     The financial statements for each Fund and the Trust , including the Trust's audited annual financial report, dated June 30, 2000, and the Trust's unaudited semi-annual financial report, dated December 31, 2001, are available for your inspection and will be sent to you, without charge, within three days after the Trust receives your request. You may request a copy of either report by calling the Trust at 1-800-220-8888, or by writing to the Trust at the following address:

     Quaker Investment Trust
     c/o Declaration Service Company
     555 North Lane, Suite 6160
     Conshohocken, PA 19482.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                             AS OF DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------
NAME OF QUAKER FUND              INSTITUTIONAL        CLASS A          CLASS B          CLASS C           TOTAL
----------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund
----------------------------------------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES
                              AS OF MARCH 31, 2001

-------------------------------------------------------------------------------------------------------------------
                                                                             SHARE        NUMBER        % OWNERSHIP
                                          NAME OF FUND IN WHICH              CLASS        OF SHARES     OF SHARE
NAME OF SHAREHOLDER                       SHARES HELD                        OWNED        OWNED         CLASS
-------------------------------------------------------------------------------------------------------------------
Waitneight, P., an Individual             Large-Cap Value Fund               Class A
-------------------------------------------------------------------------------------------------------------------
Zack, Joanne, an Individual               Large-Cap Value Fund               Class A
-------------------------------------------------------------------------------------------------------------------
Vonjeetze, H., an Individual              Large-Cap Value Fund               Class A
-------------------------------------------------------------------------------------------------------------------
Steigerwalm, an Individual                Large-Cap Value Fund               Class A
-------------------------------------------------------------------------------------------------------------------
Hartzell, R., an Individual               Large-Cap Value Fund               Class A
-------------------------------------------------------------------------------------------------------------------
National Investor Services, FBO Client
Accts                                     Large-Cap Value Fund               Class A
-------------------------------------------------------------------------------------------------------------------
Janney Montgomery Scott, LLC, FBO
Client Accts                              Large-Cap Value Fund               Class A
-------------------------------------------------------------------------------------------------------------------
Janney Montgomery Scott, LLC, FBO
Client Accts                              Large-Cap Value Fund               Class A
-------------------------------------------------------------------------------------------------------------------
Nieman, Howard, an Individual             Large-Cap Value Fund               Class A
-------------------------------------------------------------------------------------------------------------------
Stenson, T., an Individual                Large-Cap Value Fund               Class C
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BALLOT
--------------------------------------------------------------------------------
                           THE QUAKER INVESTMENT TRUST

PROPOSAL # 1.  FOR THE  SHAREHOLDERS  OF THE QUAKER  LARGE-CAP  VALUE FUND ONLY.
               APPROVE THE CLOSURE OF THE FUND, THE WINDING UP OF ITS AFFAIRS, AND THE DISTRIBUTION OF ITS NET ASSETS TO ELIGIBLE SHAREHOLDERS.

                  For               Against          Abstain

                  / /               / /              / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                         Date

X
--------------------------------------------------------------------------------
Signature                                                         Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Linda Coyne and David Ganley, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held May 10, 2001, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF TRUST WHICH RECOMMENDS A VOTE "FOR" THE SOLE PROPOSAL ON THE BALLOT.